Exhibit 99.1

Revised Overview of Segments and

Revised Segment Financial Data

Our reportable segments are the same as our operating segments, which also correspond with our management organizational structure. In conjunction with the change in executive officer leadership, our management organizational structure and all related internal reporting changed effective January 1, 2017. As a result, the composition of our four segments also changed to reflect the new structure. The modified structure is the same except (i) the Home Furniture Group moved from Residential Products to Furniture Products (formerly named Commercial Products), and (ii) the Machinery Group moved from Specialized Products to Residential Products. The 10 business groups and 17 business units are organized as follows:

Residential Products Segment	Industrial Products Segment	Furniture Products Segment	Specialized Products Segment
BEDDING GROUP	WIRE GROUP	HOME FURNITURE GROUP	AUTOMOTIVE GROUP
U.S. Spring	Drawn Wire	Furniture Hardware	Automotive
International Spring	Wire Products	Seating & Distribution
	Steel Rod		AEROSPACE PRODUCTS GROUP
FABRIC & CARPET CUSHION		WORK FURNITURE GROUP	Aerospace Products
GROUP		Work Furniture
Fabric Converting			CVP GROUP
Geo Components		CONSUMER PRODUCTS GROUP	Commercial Vehicle Products
Carpet Cushion		Fashion Bed
Adjustable Bed
MACHINERY GROUP
Machinery

Below is a revised overview of our segment structure.

RESIDENTIAL PRODUCTS SEGMENT

BEDDING GROUP

•	U.S. Spring
•	International Spring

FABRIC & CARPET CUSHION GROUP

•	Fabric Converting
•	Geo Components
•	Carpet Cushion

MACHINERY GROUP

•	Machinery

Our Residential Products segment began in 1883 with the manufacture of steel coil bedsprings. Today, we supply a variety of components used by bedding manufacturers in the assembly of their finished products. Our range of products offers our customers a single source for many of their component needs. We also manufacture bedding industry machinery for our own use and for sale to trade customers.

Innovative proprietary products and low cost have made us the largest U.S. manufacturer in many of these businesses. We strive to understand what drives consumer purchases in our markets and focus our product development activities on meeting end-consumer needs. We attain a cost advantage from efficient manufacturing methods, internal production of key raw materials, purchasing leverage, and large-scale production. Sourcing components from us allows our customers to focus on designing, merchandising and marketing their products.

PRODUCTS

Bedding Group

•	Innersprings (sets of steel coils, bound together, that form the core of a mattress)
•	Wire forms for mattress foundations
•	Machines that we use to shape wire into various types of springs

Fabric & Carpet Cushion Group

•	Structural fabrics for mattresses, residential furniture and industrial uses
•	Carpet cushion (made from bonded scrap foam, fiber, rubber and prime foam)
•	Geo components (synthetic fabrics and various other products used in ground stabilization, drainage protection, erosion and weed control)

Machinery Group

•	Quilting machines for mattress covers
•	Industrial sewing/finishing machines

CUSTOMERS

•	Manufacturers of finished bedding (mattresses and foundations)
•	Retailers and distributors of carpet cushion
•	Contractors, landscapers, road construction companies, and government agencies using geo components

INDUSTRIAL PRODUCTS SEGMENT

WIRE GROUP

•	Drawn Wire
•	Wire Products
•	Steel Rod

The quality of our products and service, together with low cost, have made Leggett & Platt the leading U.S. supplier of high-carbon drawn steel wire. Our Wire group operates a steel rod mill with an annual output of approximately 500,000 tons, of which a substantial majority is used by our own wire mills. We have three wire mills that supply virtually all the wire consumed by our other domestic businesses. We also supply steel wire to trade customers that operate in a broad range of markets.

PRODUCTS

Wire Group

•	Drawn wire
•	Fabricated wire products
•	Steel rod

CUSTOMERS

We use about 70% of our wire output to manufacture our own products, including:

•	Bedding and furniture components
•	Automotive seat suspension systems

The Industrial Products segment also has a diverse group of trade customers that include:

•	Bedding producers
•	Mechanical spring manufacturers
•	Wire distributors

FURNITURE PRODUCTS SEGMENT

HOME FURNITURE GROUP

•	Furniture Hardware
•	Seating & Distribution

WORK FURNITURE GROUP

•	Work Furniture

CONSUMER PRODUCTS GROUP

•	Fashion Bed
•	Adjustable Bed

In our Furniture Products segment, we design, manufacture, and distribute a wide range of components and finished products for the upholstered furniture, office seating, and specialty retail markets. We supply components used by upholstered furniture manufacturers in the assembly of their finished products. We are also a major supplier of fashion beds and adjustable beds, with domestic manufacturing and distribution capability as well as established relationships with global sources.

PRODUCTS

Home Furniture Group

•	Steel mechanisms and motion hardware (enabling furniture to recline, tilt, swivel, rock and elevate) for reclining chairs and sleeper sofas
•	Springs and seat suspensions for upholstered furniture

Work Furniture Group

•	Select lines of private-label finished furniture
•	Bases, columns, back rests, casters and frames for office chairs, and control devices that allow chairs to tilt, swivel and elevate
•	Molded plywood components

Consumer Products Group

•	Adjustable beds
•	Fashion beds and bed frames

CUSTOMERS

•	Manufacturers of upholstered furniture
•	Office furniture manufacturers
•	Mattress and furniture retailers

SPECIALIZED PRODUCTS SEGMENT

AUTOMOTIVE GROUP

•	Automotive

AEROSPACE PRODUCTS GROUP

•	Aerospace Products

CVP GROUP

•	Commercial Vehicle Products

Our Specialized Products segment designs, manufactures and sells products including automotive seating components, tubing assemblies for the aerospace industry, and service van interiors. Our established design capability and focus on product development have made us a leader in innovation. We also benefit from our broad geographic presence and our internal production of key raw materials and components.

PRODUCTS

Automotive Group

•	Mechanical and pneumatic lumbar support and massage systems for automotive seating
•	Seat suspension systems
•	Motors and actuators
•	Control cables

Aerospace Products Group

•	Titanium, nickel, and stainless steel tubing, formed tube and tube-assemblies

Commercial Vehicle Products Group

•	Van interiors (the racks, shelving and cabinets installed in service vans)

CUSTOMERS

•	Automobile seating manufacturers and OEMs
•	Aerospace suppliers
•	Telecommunication, cable, home service and delivery companies

Revised Segment Financial Data for Continuing Operations (Unaudited)

	2012					2013
(In millions, except percentages)	1Q12	2Q12	3Q12	4Q12	FY12[3]	1Q13	2Q13	3Q13	4Q13	FY13[4]
Net Trade Sales [1]
Residential Products	$339.4	$328.7	$341.5	$314.8	$1,324.4	$332.9	$343.5	$358.7	$338.0	$1,373.1
Industrial Products	150.7	150.7	139.8	117.7	558.9	143.2	138.9	129.7	117.8	529.6
Furniture Products	225.2	216.7	211.6	210.0	863.5	214.6	212.8	214.4	214.4	856.2
Specialized Products	160.2	171.2	170.0	166.3	667.7	170.1	184.4	174.8	189.0	718.3

Sum	$875.5	$867.3	$862.9	$808.8	$3,414.5	$860.8	$879.6	$877.6	$859.2	$3,477.2

Sales Growth (Net Trade Sales)
Organic	7.1%	(0.6%)	(0.4%)	(1.4%)	1.1%	(2.3%)	0.8%	0.2%	3.9%	0.6%
Acquisition	2.0%	2.4%	2.3%	2.3%	2.3%	0.6%	0.6%	1.5%	2.3%	1.2%
Divestiture	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Sum	9.1%	1.8%	1.9%	0.9%	3.4%	(1.7%)	1.4%	1.7%	6.2%	1.8%

Net Total Sales [1]
Residential Products	$344.6	$333.8	$345.8	$319.4	$1,343.6	$338.0	$349.2	$363.1	$343.9	$1,394.2
Industrial Products	223.6	218.8	200.8	174.6	817.8	209.4	204.0	195.3	181.1	789.8
Furniture Products	230.0	221.8	217.0	214.7	883.5	219.5	217.2	219.2	219.2	875.1
Specialized Products	161.1	172.0	170.7	166.9	670.7	170.8	185.1	175.6	189.5	721.0

Sum	959.3	946.4	934.3	875.6	3,715.6	937.7	955.5	953.2	933.7	3,780.1
Intersegment Sales	(83.8)	(79.1)	(71.4)	(66.8)	(301.1)	(76.9)	(75.9)	(75.6)	(74.5)	(302.9)

Net Trade Sales	$875.5	$867.3	$862.9	$808.8	$3,414.5	$860.8	$879.6	$877.6	$859.2	$3,477.2

Organic Growth (Net Total Sales)
Residential Products	5.1%	(3.3%)	(0.3%)	1.4%	0.7%	(2.1%)	4.4%	4.8%	7.2%	3.5%
Industrial Products	6.2%	(5.1%)	(8.3%)	(14.1%)	(5.3%)	(8.5%)	(8.6%)	(5.2%)	1.8%	(5.5%)
Furniture Products	9.4%	3.6%	2.4%	3.2%	4.6%	(4.5%)	(2.1%)	1.0%	2.1%	1.0%
Specialized Products	9.1%	9.0%	6.0%	4.0%	7.0%	6.0%	7.2%	(1.6%)	5.1%	4.1%

EBIT [1,2]
Residential Products	$24.5	$27.7	$26.2	$23.3	$101.7	$19.7	$26.4	$29.0	$26.5	$101.6
Industrial Products	11.7	15.3	21.9	18.8	67.7	19.4	18.3	17.9	(2.0)	53.6
Furniture Products	21.8	20.3	17.7	18.9	78.7	19.3	17.8	21.1	19.7	77.9
Specialized Products	14.6	23.1	21.7	17.5	76.9	22.3	28.5	21.0	(40.5)	31.3
Intersegment Eliminations and Other	(0.8)	(0.5)	0.1	0.6	(0.6)	(2.2)	0.5	10.4	1.5	10.2

Sum	71.8	85.9	87.6	79.1	324.4	78.5	91.5	99.4	5.2	274.6
Net Interest Expense	(7.8)	(8.0)	(9.7)	(11.4)	(36.9)	(10.1)	(9.1)	(8.9)	(8.9)	(37.0)
Income Taxes	(20.2)	(19.9)	(26.8)	11.2	(55.7)	(18.7)	(22.8)	(24.0)	14.2	(51.3)

Earnings from Continuing Operations	$43.8	$58.0	$51.1	$78.9	$231.8	$49.7	$59.6	$66.5	$10.5	$186.3

EBIT Margin [1]
Residential Products	7.1%	8.3%	7.6%	7.3%	7.6%	5.8%	7.6%	8.0%	7.7%	7.3%
Industrial Products	5.2%	7.0%	10.9%	10.8%	8.3%	9.3%	9.0%	9.2%	(1.1%)	6.8%
Furniture Products	9.5%	9.2%	8.2%	8.8%	8.9%	8.8%	8.2%	9.6%	9.0%	8.9%
Specialized Products	9.1%	13.4%	12.7%	10.5%	11.5%	13.1%	15.4%	12.0%	(21.4%)	4.3%
Overall	8.2%	9.9%	10.2%	9.8%	9.5%	9.1%	10.4%	11.3%	0.6%	7.9%
Segments = EBIT / Total Sales
Overall = EBIT / Trade Sales

[1]	Sales, EBIT, and margin reflects segment structure, effective January 1, 2017, and excludes discontinued operations.

[2]	LIFO impact is now recognized within the segment to which it relates.

[3]	2012 amounts include unusual tax benefits of $27 million (in 4Q12).

[4]	2013 amounts include an impairment charge of $67 million in Specialized Products (in 4Q13) and an acquisition-related bargain purchase gain of $9 million in intersegment eliminations and other (in 3Q13).

Revised Segment Financial Data for Continuing Operations (Unaudited)

	2014					2015
(In millions, except percentages)	1Q14	2Q14	3Q14	4Q14	FY14[3]	1Q15	2Q15	3Q15	4Q15	FY15[4]
Net Trade Sales [1]
Residential Products	$341.6	$381.6	$446.2	$404.8	$1,574.2	$408.4	$421.8	$433.5	$402.4	$1,666.1
Industrial Products	125.1	135.6	124.2	107.1	492.0	117.7	111.7	106.8	91.4	427.6
Furniture Products	215.2	221.4	225.3	241.4	903.3	235.8	248.9	258.8	239.2	982.7
Specialized Products	193.6	217.5	201.7	200.0	812.8	204.3	214.9	210.0	211.6	840.8

Sum	$875.5	$956.1	$997.4	$953.3	$3,782.3	$966.2	$997.3	$1,009.1	$944.6	$3,917.2

Sales Growth (Net Trade Sales)
Organic	(0.1%)	6.9%	8.6%	6.2%	5.4%	5.6%	(0.7%)	(0.7%)	(2.4%)	0.3%
Acquisition	1.8%	1.8%	5.1%	4.8%	3.4%	4.8%	5.0%	1.9%	1.6%	3.3%
Divestiture	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	(0.1%)	0.0%
Sum	1.7%	8.7%	13.7%	11.0%	8.8%	10.4%	4.3%	1.2%	(0.9%)	3.6%

Net Total Sales [1]
Residential Products	$346.9	$387.2	$452.3	$409.0	$1,595.4	$413.8	$427.4	$439.0	$407.8	$1,688.0
Industrial Products	196.3	207.5	212.8	196.7	813.3	219.2	200.1	191.3	166.0	776.6
Furniture Products	221.6	234.0	239.6	257.4	952.6	255.2	274.3	280.6	261.7	1,071.8
Specialized Products	194.2	218.3	203.6	200.9	817.0	205.3	216.3	212.2	213.4	847.2

Sum	959.0	1,047.0	1,108.3	1,064.0	4,178.3	1,093.5	1,118.1	1,123.1	1,048.9	4,383.6
Intersegment Sales	(83.5)	(90.9)	(110.9)	(110.7)	(396.0)	(127.3)	(120.8)	(114.0)	(104.3)	(466.4)

Net Trade Sales	$875.5	$956.1	$997.4	$953.3	$3,782.3	$966.2	$997.3	$1,009.1	$944.6	$3,917.2

Organic Growth (Net Total Sales)
Residential Products	2.4%	10.2%	13.7%	7.9%	8.7%	9.2%	1.9%	(3.6%)	(0.3%)	1.4%
Industrial Products	(6.2%)	1.7%	8.9%	8.6%	3.0%	11.7%	(3.6%)	(10.1%)	(15.7%)	(4.5%)
Furniture Products	0.9%	7.8%	9.3%	16.0%	8.5%	12.2%	10.9%	10.6%	(4.3%)	7.0%
Specialized Products	5.0%	10.8%	13.6%	6.0%	8.8%	5.7%	(0.9%)	4.2%	6.8%	3.8%

EBIT [1,2]
Residential Products	$33.9	$36.9	$11.2	$6.4	$88.4	$38.0	$36.6	$44.6	$35.5	$154.7
Industrial Products	7.4	9.1	14.7	12.8	44.0	10.4	17.6	22.1	26.7	76.8
Furniture Products	19.6	22.4	21.2	18.8	82.0	26.2	29.7	36.2	26.0	118.1
Specialized Products	26.6	34.1	29.1	29.7	119.5	37.8	36.8	37.1	38.5	150.2
Intersegment Eliminations and Other	(1.7)	(0.3)	(0.8)	0.4	(2.4)	(0.7)	(1.5)	1.5	(12.6)	(13.3)

Sum	85.8	102.2	75.4	68.1	331.5	111.7	119.2	141.5	114.1	486.5
Net Interest Expense	(9.0)	(9.0)	(8.9)	(9.1)	(36.0)	(9.7)	(10.2)	(9.2)	(7.6)	(36.7)
Income Taxes	(20.8)	(23.6)	(13.1)	(12.8)	(70.3)	(28.7)	(32.3)	(36.1)	(24.7)	(121.8)

Earnings from Continuing Operations	$56.0	$69.6	$53.4	$46.2	$225.2	$73.3	$76.7	$96.2	$81.8	$328.0

EBIT Margin [1]
Residential Products	9.8%	9.5%	2.5%	1.6%	5.5%	9.2%	8.6%	10.2%	8.7%	9.2%
Industrial Products	3.8%	4.4%	6.9%	6.5%	5.4%	4.7%	8.8%	11.6%	16.1%	9.9%
Furniture Products	8.8%	9.6%	8.8%	7.3%	8.6%	10.3%	10.8%	12.9%	9.9%	11.0%
Specialized Products	13.7%	15.6%	14.3%	14.8%	14.6%	18.4%	17.0%	17.5%	18.0%	17.7%
Overall	9.8%	10.7%	7.6%	7.1%	8.8%	11.6%	12.0%	14.0%	12.1%	12.4%
Segments = EBIT / Total Sales
Overall = EBIT / Trade Sales

[1]	Sales, EBIT, and margin reflects segment structure, effective January 1, 2017, and excludes discontinued operations.

[2]	LIFO impact is now recognized within the segment to which it relates.

[3]	2014 amounts include a litigation accrual of $54 million in Residential Products ($32 million in 3Q14 and $22 million in 4Q14).

[4]	2015 amounts include a litigation accrual of $6 million in Residential Products ($2 million in 2Q15 and $4 million in 4Q15), an impairment charge of $6 million in Industrial Products (in 1Q15), and a pension lump-sum buyout charge of $12 million in intersegment eliminations and other (in 4Q15).

Revised Segment Financial Data for Continuing Operations (Unaudited)

	2016
(In millions, except percentages)	1Q16	2Q16	3Q16	4Q16	FY16[3]
Net Trade Sales [1]
Residential Products	$390.2	$408.0	$403.2	$370.0	$1,571.4
Industrial Products	77.1	79.9	71.4	61.0	289.4
Furniture Products	251.3	235.6	254.6	247.8	989.3
Specialized Products	219.8	235.4	219.7	224.9	899.8

Sum	$938.4	$958.9	$948.9	$903.7	$3,749.9

Sales Growth (Net Trade Sales)
Organic	(1.3%)	(1.1%)	(2.3%)	(1.1%)	(1.4%)
Acquisition	1.2%	0.4%	0.5%	0.7%	0.7%
Divestiture	(2.8%)	(3.2%)	(4.2%)	(3.9%)	(3.6%)
Sum	(2.9%)	(3.9%)	(6.0%)	(4.3%)	(4.3%)

Net Total Sales [1]
Residential Products	$395.1	$412.2	$407.3	$374.0	$1,588.6
Industrial Products	157.2	150.1	144.7	130.5	582.5
Furniture Products	272.3	252.9	265.8	257.6	1,048.6
Specialized Products	221.5	237.2	221.2	226.4	906.3

Sum	1,046.1	1,052.4	1,039.0	988.5	4,126.0
Intersegment Sales	(107.7)	(93.5)	(90.1)	(84.8)	(376.1)

Net Trade Sales	$938.4	$958.9	$948.9	$903.7	$3,749.9

Organic Growth (Net Total Sales)
Residential Products	(4.5%)	(3.6%)	(7.5%)	(8.9%)	(6.1%)
Industrial Products	(19.1%)	(12.8%)	(7.7%)	(3.7%)	(11.6%)
Furniture Products	2.7%	(7.8%)	(5.3%)	(1.6%)	(3.1%)
Specialized Products	8.6%	9.9%	7.0%	8.0%	8.4%

EBIT [1,2]
Residential Products	$33.1	$52.2	$45.1	$37.1	$167.5
Industrial Products	20.1	13.0	16.9	15.3	65.3
Furniture Products	31.5	24.6	26.4	24.1	106.6
Specialized Products	43.5	54.7	40.6	42.6	181.4
Intersegment Eliminations and Other	(1.1)	2.0	1.2	(0.9)	1.2

Sum	127.1	146.5	130.2	118.2	522.0
Net Interest Expense	(8.4)	(9.3)	(9.0)	(8.2)	(34.9)
Income Taxes	(27.7)	(37.7)	(27.6)	(27.0)	(120.0)

Earnings from Continuing Operations	$91.0	$99.5	$93.6	$83.0	$367.1

EBIT Margin [1]
Residential Products	8.4%	12.7%	11.1%	9.9%	10.5%
Industrial Products	12.8%	8.7%	11.7%	11.7%	11.2%
Furniture Products	11.6%	9.7%	9.9%	9.4%	10.2%
Specialized Products	19.6%	23.1%	18.4%	18.8%	20.0%
Overall	13.5%	15.3%	13.7%	13.1%	13.9%
Segments = EBIT / Total Sales
Overall = EBIT / Trade Sales

[1]	Sales, EBIT, and margin reflects segment structure, effective January 1, 2017, and excludes discontinued operations.

[2]	LIFO impact is now recognized within the segment to which it relates.

[3]	2016 amounts include divestiture gains of $11 million in Specialized Products (in 2Q16) and $16 million in Industrial Products (in 4Q16), an impairment charge of $4 million in Specialized Products (in 2Q16), and a litigation settlement gain of $7 million in Residential Products (in 2Q16).

LIFO Impact by Segment for Continuing Operations (Unaudited)

(In millions)	FY12	FY13	FY14	FY15	FY16
LIFO Adjustments
Residential Products	$1.8	$(0.9)	$0.5	$9.1	$0.4
Industrial Products	10.7	(1.7)	1.9	27.6	(9.6)
Furniture Products	0.0	(1.0)	(2.6)	7.7	(1.2)
Specialized Products	0.3	(0.3)	(0.7)	2.0	(0.1)

Total LIFO benefit (expense)	$12.8	$(3.9)	$(0.9)	$46.4	$(10.5)